PDL BioPharma

Cowen and Company 34th Annual Health Care Conference

MARCH 5, 2014



FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of litigation or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

KEY INFORMATION

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2013 Revenues	$443 million
2013 Expenses	$35 million
2014 Regular Dividends (Pay Date)	$0.15 /share to be paid on March 12, June 12, September 12, and December 12
2014 Regular Dividends (Record Date)	March 5, June 5, September 5, and December 5
Total Deployed Capital	$546 million ($368 million in 2013)
Q4-2013 Cash Position[1]	$100 million
Average Daily Volume	~ 2.8 million shares

1.Does not reflect subsequent convertible note transactions.

PDL BioPharma

PDL BioPharma

OVERVIEW OF PDL BIOPHARMA



MISSION

- **Optimize return for shareholders**
  - Dividends
- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements
- **Acquire new income generating assets to support payment of dividends**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field
  - Debt, royalty or hybrid deal structures

MANAGEMENT, BOARD AND SENIOR ADVISORS

Management

John McLaughlin
President & CEO

Christopher Stone
VP, General Counsel & Secretary

Peter Garcia
VP & Chief Financial Officer

Danny Hart
Deputy General Counsel

David Montez
Controller & CAO

Board of Directors

Jody Lindell

John McLaughlin

Paul Sandman

Harold E. Selick, Ph.D.
Lead Director

Senior Advisors

Fred Frank
Evan Bedil, M.D.
Glenn Reicin
Stephen Hoffman, M.D., Ph.D.

Experienced Leadership Team with a Track-Record of Success

PDL BioPharma

BioPharma

RECENT DEVELOPMENTS



RECENT DEVELOPMENTS

PDL to Continue Operations

- PDL will continue operations post-expiration of Queen et al. patents.
- PDL to continue strategy of pursuing income generating assets.
  - ~$550 million of capital has been deployed pursuing this strategy and PDL has a demonstrated ability to use its cash to bring in high-quality income generating assets at attractive terms.

PDL to Maintain Dividend

- Decision to continue regular, quarterly dividend in 2014 of $0.15 ($0.60 annually).

Settlement with Genentech and Roche

- All disputes relating to August 2010 fax sent by Genentech on behalf of Roche and Novartis asserting its products do not infringe PDL's SPCs and PDL's audit of Genentech resolved by settlement.
- Modifies royalty rates and duration of royalty obligation on Genentech Products (Avastin, Herceptin, Lucentis, Xolair, Perjeta and Kadcyla) as noted under Queen et al. royalty rates.
- Precludes Genentech and Roche from challenging invalidity or infringement of Genentech Products, as well as Gazyva.
- Establishes an agreed upon procedure for future royalty audits.

PDL BioPharma

RECENT DEVELOPMENTS (2)

- **Reduction of Principal in Existing 2.875% Convertible Notes (Feb 2015)**
  - Entered into exchange and purchase agreements for ~$131.7 million of principal outstanding in return for 20.3 million shares and $34.2 million in cash.
  - Conversion rate in these Notes adjusted to reduce the conversion rate on each quarterly dividend payment.
  - Reduces principal outstanding from ~$180 million to ~$48 million.
- **New 4% Convertible Notes**
  - Sold $300 million in principal of new 4.00% Convertible Notes due February 1, 2018.
  - Conversion rate of 109.1048 shares of common stock per $1,000 principal or $9.17 per share.
  - Bond hedge increases conversion rate to $10.36 per share.
  - Full dividend protection up to $0.15 per quarter (no conversion price adjustment).
  - Net share settle.

RECENT DEVELOPMENTS (3)

- **Paradigm Spine**
  - PDL provided an initial $50 million in a secured debt financing to Paradigm Spine.
  - Paradigm Spine markets coflex® interlaminar stabilization devices for patients with spinal stenosis.
  - coflex is sold in more than 50 countries, including US.
  - Up to an additional $25 million is to be funded in two tranches upon the achievement of specified milestones.

INCOME GENERATING ASSETS



APPROVED QUEEN LICENSED PRODUCTS

Product	Licensee	2013 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.9 billion	Metastatic colorectal cancer Advanced non-small cell lung cancer Renal cancer Metastatic HER2 – breast cancer Glioblastoma Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$6.7 billion	Metastatic HER2+ breast cancer Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$4.25 billion	Wet age-related macular degeneration (AMD) Macular edema or swelling following retinal vein occlusion Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.49 billion	Moderate to severe persistent allergic asthma First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec	$1.5 billion	Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$1.15 billion	Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS
PERJETA pertuzumab	Genentech (US) and Roche (ex-US)	$361 million	Previously untreated HER2+ metastatic breast cancer Neoadjuvant treatment of HER2+ metastatic breast cancer
Kadcyla	Genentech (US) and Roche (ex-US)	$259 million	Second line metastatic HER2+ breast cancer First line in patients with metastatic HER2+ breast cancer with disease recurrence within 6 months of adjuvant treatment
GAZYVA obinutuzumab	Genentech (US) and Roche (ex-US)	$3 million (approved on November 1, 2013)	First line in combination with chlorambucil chemotherapy for the treatment of people with previously untreated chronic lymphocytic leukemia (CLL)

Roche sales assumes 1.1079 CHF/USD

PDL BioPharma

QUEEN et al. PATENTS – ROYALTY RATES

- **Tysabri, Actemra and Gazyva**
  - Flat, low single-digit royalty

- **Genentech Products (Avastin, Herceptin, Lucentis,[1] Xolair, Perjeta and Kadcyla)**
  - 2.125% on all Genentech Products regardless of site of manufacture or sale effective as of August 15, 2013.
  - Royalties on Avastin, Herceptin, Xolair, Perjeta and Kadcyla through 1Q16 (on sales through 4Q15).
  - Royalties owed on US Lucentis sales through 3Q13 (on sales through 2Q13) and ex-US sales through 1Q15 (on sales through 4Q14).
  - Compares to blended global royalty rate on Genentech Products in 2013 of 1.9% under previous tiered and bifurcated (US made or sold vs. ex-US made and sold) royalty schedule.

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2014.

PDL BioPharma

DEPOMED ROYALTY MONETIZATION OVERVIEW

Depomed

Transaction

- ✓ On October 21, 2013, PDL BioPharma announced that it acquired the rights to receive royalties and milestones payable on sales of Type 2 diabetes products licensed by Depomed in exchange for a purchase price of $240.5 million

Rights Acquired

- ✓ Acquired royalty and milestone payments accruing from and after October 1, 2013:
  - from Salix (formerly Santarus) with respect to sales of Glumetza in the US
  - from Merck with respect to sales of Janumet XR
  - from Janssen with respect to potential future development milestones and sales of its investigational fixed-dose combination of Invokana and extended-release metformin
  - from Boehringer Ingelheim with respect to potential future development milestones and sales of the investigational fixed-dose combinations of drugs and extended-release metformin
  - from LG Life Sciences and Valeant Pharmaceuticals for sales of extended-release metformin in Korea and Canada, respectively
- ✓ The primary acquired royalty payments are for Glumetza – when the generics enter the market, PDL will receive a 50-50 split of the gross margin from Salix
- ✓ PDL will receive all royalty and milestone payments due under the agreements until it has received payments equal to two times the purchase price, after which all payments received will be shared evenly between PDL and Depomed

PDL BioPharma

OTHER INCOME GENERATING ASSETS

Partner	Product	Transaction	Brief Description
DIRECT FLOW MEDICAL, INC.	Transcatheter Aortic Valve System	Up to $50 million in Tranched Senior Secured Credit Facility	• Private medical device company focused on developing and commercializing novel transcatheter heart valve technologies • Transcatheter Aortic Valve System is designed to treat aortic stenosis with minimal risk of aortic regurgitation, a significant clinical complication with current transcatheter aortic heart valve replacement systems • EU approval in January 2013; currently being investigated in the US • PDL will provide a total of up to $50 million to Direct Flow Medical to refinance its existing credit facility and fund the commercialization of its transcatheter aortic valve system • Initial $35 million provided at the close of the transaction, with the remaining $15 million to be funded upon the achievement of a specified revenue milestone • Interest rate on tranche 1 is 15.5% which declines to 13.5% on all amounts after tranche 2 is funded • Loans mature on November 5, 2018
DURATA THERAPEUTICS	Dalbavancin	Up to $70 million in Tranched Senior Secured Credit Facility	• Publicly-traded biotech company focused on development and commercialization of a novel antibiotic, dalbavancin • Dosed twice for 30 minutes, initially and on day 8, it is an IV antibiotic • Durata's application for approval has been accepted by the FDA for priority review for the treatment of patients with acute bacterial skin and skin structure infections • Initial $25 million provided at the close of the transaction • Agreement provides up to $45 million in additional funds to Durata, with $15 million of funding upon regulatory approval of dalbavancin, and the remaining $30 million to be funded within nine months after regulatory approval of dalbavancin at Durata's election • Interest rate on tranche 1 is 14.0% which declines to 12.75% on all amounts after tranche 2 is funded • Loans mature on October 31, 2018

PDL BioPharma

OTHER INCOME GENERATING ASSETS (2)

Partner	Product	Transaction	Brief Description
LENSAR	LENSAR Laser System	Up to $60 million in Tranched Senior Secured Credit Facility	• Private medical device company commercializing laser technology for cataract treatment • Femtosecond laser approved in the US in March 2013 and in the EU in April 2013 • Differentiating feature of LENSAR system is its use of 3-D imaging and liquid interface preventing accidental incision and allowing more accurate corneal incisions with more precise and uniform depth of incision • PDL will provide up to $60 million of debt financing to refinance LENSAR's existing credit facility and fund the commercialization of its currently marketed LENSAR Laser System • Initial $40 million provided at close of the transaction, with the remaining $20 million to be funded upon the attainment of a specified sales milestone • Interest rate on the loans is 15.5% and they mature on October 1, 2018
AVINGER	Ocelot Lightbox KittyCat WildCat Pantheris	Up to $40 million Hybrid Debt/Royalty Financing	• Designer and developer of therapeutic devices incorporating intravascular imaging • Financing assists in the commercialization of its currently marketed Ocelot and Lightbox next-generation lumivascular catheter devices used to open totally occluded arteries in the legs, and in the development of Pantheris, Avinger's next-generation lumivascular atherectomy device • Agreement included $20 million in cash funded to Avinger on closing and another $20 million in additional funds upon accomplishment of certain specified revenue milestones • PDL will receive interest on the principal amount outstanding and a low, single-digit royalty on Avinger's revenues from the sale of Avinger's suite of products through April 2018

PDL BioPharma

OTHER INCOME GENERATING ASSETS (3)

Partner	Product	Transaction	Brief Description
Wellstat Diagnostics, LLC	Small, fast, sensitive point of care diagnostic system and tests	$40 million Senior Secured Credit Facility and Royalty Interest	• Private company dedicated to development, manufacture, sale and distribution of small point of care diagnostic systems that can perform a wide variety of tests • Deal structured as a hybrid loan and royalty whereby Wellstat is required to repay outstanding principal and a specific target internal rate of return at maturity or upon the occurrence of certain key events • Target internal rates of return depend on whether date of repayment is on or after December 31, 2014, and is higher after this date • Upon commercialization of Wellstat's diagnostic systems or assay, PDL will receive a low double digit royalty on Wellstat's net revenues • Term can be as long as 2021
AxoGen	Avance AxoGuard Nerve Connector AxoGuard Nerve Protector	$20.8 million Revenue Rights Purchase	• Avance® Nerve Graft is the only commercially available processed nerve allograft for bridging severed nerves • AxoGuard® Nerve Connector is a coaptation aid allowing for close approximation of severed nerves • AxoGuard® Nerve Protector is a bioscaffold used to reinforce a coaptation site, wrap a partially severed nerve or isolate and protect nerve tissue • Eight-year revenue interest subject to certain minimum payment requirements • PDL has a put option at end of year four and AxoGen has been granted certain rights to call the revenue contract in years five through eight. Term is 2020
Concluded Transaction			
MERUS LABS	Enablex Vancocin	$55 million Senior Secured Credit Facility	• Toronto and Nasdaq-listed specialty pharmaceutical company • PDL entered into a $55 million credit agreement with Merus in connection with Merus' acquisition of Enablex from Novartis • Payment obligations under the credit agreement were secured by a pledge of substantially all of the assets of Merus • In September 2013 Merus refinanced its debt obligation subject to a pre-payment penalty • Publicly-traded regenerative medicine company

INCOME GENERATING ASSETS: CURRENT AND POTENTIAL



QUEEN LICENSED - AVASTIN

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On January 30, 2014, Genentech/Roche reported that 2013 worldwide sales increased by 13% year over year.
  - There was significant increase in sales in US in colorectal cancer due to label expansion through multiple lines of therapy.
  - Strong sales in EU were driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.
  - Steady growth in Japan in colorectal cancer, breast cancer and non-small cell lung cancer.

✓ On July 25, 2013, Genentech/Roche stated that it intends to file for approval for treatment of cervical cancer in US and EU in 2014.

✓ On December 12, 2012 and January 24, 2013, Genentech/Roche announced EU and US approval, respectively for second line metastatic colorectal cancer.

PDL BioPharma

QUEEN LICENSED - HERCEPTIN

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On January 30, 2014, Genentech/Roche reported that 2013 worldwide sales increased by 6% year over year with volume growth driven by Asia and Latin America.

✓ On September 2, 2013, Genentech/Roche announced European Commission approved a subcutaneous formulation of Herceptin to treat HER2-positive breast cancer.

- Subcutaneous administration takes 2-5 minutes instead of 30-90 minutes with the approved IV administration.

PDL BioPharma

QUEEN LICENSED - LUCENTIS

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On January 30, 2014, Genentech/Roche reported that 2013 US sales increased by 15% year over year.
  - Less frequent than monthly dosing in AMD.
  - Increasing share in RVO and DME markets.

✓ On January 29, 2014, Novartis reported that 2013 ex-US sales were $2.38 billion, up 1% year over year.

PDL BioPharma

QUEEN LICENSED - XOLAIR

- Avastin
- Herceptin
- Lucentis
- **Xolair**
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On January 30, 2014, Genentech/Roche reported that 2013 US sales increased by 13% year over year.
- ✓ On January 29, 2014, Novartis reported that 2013 ex-US sales were $613 million, up 24% year over year.
- ✓ On January 24, 2014, Novartis reported that the EMA Committee for Medicinal Products had adopted a positive opinion for the use of Xolair as an add on therapy for chronic spontaneous idiopathic urticaria.
- ✓ On October 10, 2013, Genentech/Roche announced that the FDA had accepted for filing the US approval application for chronic idiopathic urticaria (CIU) with a PDUFA date in second quarter of 2014.
- ✓ On July 17, 2013, Novartis disclosed that it had filed for EU approval for CIU.
- ✓ On June 26, 2013, Novartis announced that the second Phase 3 trial in 335 patients ages 12-75 with moderate to severe refractory CIU treated with 300 mg subcutaneous Xolair given every 4 weeks for 24 weeks as an add-on to antihistamine therapy met the primary efficacy endpoint with a similar incidence and severity of adverse events between treated and placebo patients.
  - In February 2013, Novartis reported data from the first Phase 3 in 323 patients ages 12-75 with moderate to severe refractory CIU showing that 150 and 300 mg doses of Xolair as an add-on to antihistamine therapy each met the primary efficacy endpoint.

PDL BioPharma

QUEEN LICENSED - TYSABRI

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On January 29, 2014, Biogen Idec reported that 2013 worldwide sales were $1.5 billion.

PDL BioPharma

QUEEN LICENSED - ACTEMRA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On January 30,2014, Genentech/Roche reported that 2013 worldwide sales increased by 30% year over year.
  - Sales growth was driven by monotherapy use with US being the biggest contributor to growth.
- ✓ On December 20, 2013, Genentech/Roche announced positive CHMP opinion in EU with respect to approval of the subcutaneous formulation.
- ✓ On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in US.

QUEEN LICENSED - PERJETA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On January 30, 2014, Genentech/Roche reported 2013 worldwide sales increased by 498% year over year.
  - Sales growth driven by metastatic breast cancer with continued increase in first line HER2-positive metastatic breast cancer.
- ✓ On September 30, 2013, Genentech/Roche announced that FDA had granted accelerated approval for neo-adjuvant indication.
- ✓ Genentech/Roche announced EMA approval in March 2013.

PDL BioPharma

QUEEN LICENSED - KADCYLA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- **Kadcyla**
- Gazyva
- Solanezumab

- ✓ On January 30, 2014, Genentech/Roche reported 2013 worldwide sales of CHF 234 million.
  - Strong uptake in second line treatment of HER2-positive metastatic breast cancer in US.
  - Product launched in some EU countries.
- ✓ On July 25, 2013, Genentech/Roche announced that a Phase 3 trial comparing Kadcyla to the physician's choice of treatment in patients with HER2-positive breast cancer who have already been treated with a HER2-targeted therapy, met its co-primary endpoint of progression free survival. The other endpoint is overall survival, but these data are not yet mature.

PDL BioPharma

QUEEN LICENSED - GAZYVA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- **Gazyva**
- Solanezumab

✓ On January 30, 2014, Genentech/Roche announced 2013 US sales of $3 million.

✓ On November 7, 2013, Genentech/Roche announced that the results from Stage 2 of Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a median progression free survival (PFS) of 26.7 months compared to 15.2 months for patients receiving Rituxan + chlorambucil.
  - Previously, Genentech/Roche announced that results from Stage 1 of same Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a PFS of 23 months compared to 10.9 months for patients treated with chlorambucil only.

✓ On November 1, 2013, Genentech/Roche announced that Gazyva became the first therapy approved through the FDA's breakthrough therapy designation, indicated in combination with chlorambucil to treat previously untreated chronic lymphocytic leukemia (CLL).
  - Much earlier than PDUFA date of December 20, 2013.
  - Genentech/Roche expect Gazyva to be on the market shortly.
  - On May 15, 2013, Genentech/Roche announced approval applications for the treatment of CLL had been submitted to European Medicines Association.

✓ PDL expects to receive royalties beginning in 1Q14.

QUEEN LICENSED - SOLANEZUMAB

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- **Solanezumab**

✓ On July 12, 2013, Lilly announced details regarding its new Phase 3 trial
  - 2,100 patients with mild Alzheimer's Disease with amyloid pathology confirmed by either PET or cerebrospinal fluid instead of 1,322 mild Alzheimer's Disease patients in previous Phase 3s
  - Co-primary endpoints of ADAS-Cog14 (cognition) and ADCS-iADL (function) instead of ADAS-Cog11 and ADCS-ADL used in previous Phase 3s
  - 22 months for patient enrollment beginning in September 2013 plus 18 months for patient follow up equals 40 months or late 2016 to data

✓ If solanezumab were to receive marketing authorization, PDL would receive a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma

FINANCIALS



Fourth Quarter and Year Ended December 31, 2013 Financial Overview

(In thousands, except per share amounts)	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Revenues	$ 110,143	$ 86,046	$ 442,921	$ 374,525
Cost of royalty revenues	5,637	-	5,637	-
G&A expenses	7,861	7,732	29,755	25,469
Operating expenses	13,498	7,732	35,392	25,469
Operating income	96,645	78,314	407,529	349,056
Interest and other income, net	7,500	4,728	19,218	7,113
Interest expense	(6,702)	(5,950)	(24,871)	(29,036)
Income before income taxes	97,443	77,092	401,876	327,133
Income tax expense	36,351	27,684	137,346	115,464
Net income	$ 61,092	$ 49,408	$ 264,530	$ 211,669
Net income per share - Basic	$ 0.44	$ 0.35	$ 1.89	$ 1.52
Net income per share - Diluted	$ 0.39	$ 0.34	$ 1.66	$ 1.45

	December 31, 2013	December 31, 2012
Cash, cash equivalents and investments	$ 99,540	$ 148,689
Total notes receivable	$ 193,853	$ 93,208
Total intangible asset	$ 235,677	$ -
Total assets	$ 543,955	$ 279,966
Total term loan payable	$ 74,397	$ -
Convertible notes payable	$ 320,883	$ 309,952
Total stockholders's equity (deficit)	$ 113,489	$ (68,122)

PDL BioPharma

PDL BioPharma

DEBT





CURRENT AND LONG-TERM LIABILITIES

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Conversion Price as Increased by Bond Hedge	Effective Date	Principal Balance Outstanding
May 2015 Notes 3.75%	162.7280	$6.15	$7.23	March 3, 2014	$155,250,000
Series 2012 Notes (Feb 2015) 2.875%	185.777	$5.38	-	March 3, 2014	$48,311,000
February 2018 Notes 4.00%	109.1047	$9.17	$10.36	February 12, 2014	$300,000,000

- **$75 million term loan**
  - 12 months with quarterly amortization and last payment in October 2014.
  - L + 200 bps.
  - Senior Secured Leverage ratio: 2.0x.
  - Minimum liquidity: $15 million.

PDL BioPharma

CONCLUSION







INVESTMENT HIGHLIGHTS

- **Strong historic revenue growth from Queen licensed products**
  - Potential for additional indications from existing products and new product approvals, such as Kadcyla and Gazyva.
  - Increased certainty as to applicable royalty rate and duration of royalties from Genentech/Roche settlement.
- **Ten income generating deals to date deploying $546 million in capital with potential for additional deals**
- **Greater certainty as to duration of royalty income and significantly reduced burn with Genentech/Roche settlement**
- **Liquidity – volume averages 2.8 million shares/day**
- **Return to shareholders**
  - Since 2009, paid special or regular dividends totaling $5.47/share.
  - In 2014, will pay regular, quarterly dividends of $0.15/share on March 12, June 12, September 12 and December 12.

PDL BioPharma